Report of Independent Registered
Public Accounting Firm

To the Board of Trustees and
Shareholders of the Russell
Investment Funds:

In planning and performing our audits
of the financial statements of
Multi-Style Equity Fund, Aggressive
Equity Fund, Non-U.S. Fund, Real
Estate Securities Fund, and Core Bond
Fund (constituting the Russell
Investment Funds, hereafter referred
to as the "Funds") as of and for the
year ended December 31, 2006, in
accordance with the standards of the
Public Company Accounting Oversight
Board (United States), we considered
the Funds internal control over
financial reporting, including control
activities for safeguarding securities,
as a basis for designing our auditing
procedures for the purpose of
expressing our opinion on the financial
statements and to comply with the
requirements of Form N-SAR, but not for
the purpose of expressing an opinion
on the effectiveness of the Funds'
internal control over financial
reporting. Accordingly, we express
no such opinion.

The management of the Funds is
responsible for establishing and
maintaining effective internal control
over financial reporting.  In
fulfilling this responsibility,
estimates and judgments by management
are required to assess the expected
benefits and related costs of controls.
The funds' internal control over
financial reporting is a process
designed to provide reasonable
assurance regarding the reliability of
financial reporting and the preparation
of financial statements for external
purposes in accordance with generally
accepted accounting principles.  Such
internal control over financial
reporting includes policies and
procedures that provide reasonable
assurance regarding prevention or
timely detection of unauthorized
acquisition, use or disposition of the
funds' assets that could have a
material effect on the financial
statements.

Because of its inherent limitations,
internal control over financial
reporting may not prevent or detect
misstatements.  Also, projections of
any evaluation of effectiveness to
future periods are subject to the risk
that controls may become inadequate
because of changes in conditions, or
that the degree of compliance with the
policies or procedures may deteriorate.

A control deficiency exists when the
design or operation of a control does
not allow management or employees, in
the normal course of performing their
assigned functions, to prevent or
detect misstatements on a timely basis.
A significant deficiency is a control
deficiency, or combination of control
deficiencies, that adversely affects
the funds' ability to initiate,
authorize, record, process or report
external financial data reliably in
accordance with generally accepted
accounting principles such that there
is more than a remote likelihood that
a misstatement of the funds' annual or
interim financial statements that is
more than inconsequential will not be
prevented or detected.  A material
weakness is a control deficiency, or
combination of control deficiencies,
that results in more than a remote
likelihood that a material misstatement
of the annual or interim financial
statements will not be prevented or
detected.

Our consideration of the Funds'
internal control over financial
reporting was for the limited purpose
described in the first paragraph and
would not necessarily disclose all
deficiencies in internal control over
financial reporting that might be
significant deficiencies or material
weaknesses under standards established
by the Public Company Accounting
Oversight Board (United States).
However, we noted no deficiencies in the Funds' internal control over financial reporting and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 2006.

This report is intended solely for the
information and use of management and
the Board of Trustees of Russell
Investment Fund and the Securities and
Exchange Commission and is not intended
to be and should not be used by anyone
other than these specified parties.


Signature PricewaterhouseCoopers LLP

Seattle, Washington
February 15, 2007